UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2017

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) – (d)  Not applicable.

(e)  At the 2017 annual meeting of shareholders of ImmunoGen, Inc. (referred to as “our”) held on June 13, 2017 (the “2017 Annual Meeting”), our shareholders approved amendments to our 2016 Employee, Director and Consultant Equity Incentive Plan (the “2016 Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000, and to increase the maximum number of shares that can be subject to awards granted to a participant under the 2106 Plan in a single year to 2,000,000.

A summary of the material terms and conditions of the 2016 Plan is set forth in our definitive Proxy Statement dated April 28, 2017, filed with the Securities and Exchange Commission on April 28, 2017, under the caption “Amendment to our 2016 Employee, Director and Consultant Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 1,000,000, and to increase the maximum number of shares that can be subject to awards granted to a participant under that plan in a single year to 2,000,000 (Notice Item 3).”  Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the amended and restated 2016 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

(f)  Not applicable.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As stated above, the 2017 Annual Meeting was held on June 13, 2017.  At the 2017 Annual Meeting, shareholders fixed the number of Directors constituting the full Board of Directors at nine.  The voting results were as follows:

For:	72,149,736
Against	4,438,190
Abstain	763,277
Broker Non-Votes	0

At the 2017 Annual Meeting, shareholders elected nine Directors as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Joseph J. Villafranca, PhD	48,081,003	1,045,557	28,224,643
Stephen C. McCluski	48,132,067	994,493	28,224,643
Richard J. Wallace	48,156,923	969,637	28,224,643
Daniel M. Junius	47,875,473	1,251,087	28,224,643
Howard H. Pien	47,764,235	1,362,325	28,224,643
Mark Goldberg, MD	46,781,106	2,345,454	28,224,643
Dean J. Mitchell	48,018,310	1,108,250	28,224,643
Kristine Peterson	47,969,334	1,157,226	28,224,643
Mark J. Enyedy	48,181,985	944,575	28,224,643

At the 2017 Annual Meeting, shareholders approved an amendment to the 2016 Plan to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000, and to increase the maximum number of shares that can be subject to awards granted to a participant under that plan in a single year to 2,000,000, as follows:

For:	39,134,706
Against	9,858,138
Abstain	133,716
Broker Non-Votes	28,224,643

At the 2017 Annual Meeting, shareholders approved an amendment to our Restated Articles of Organization to increase the number of authorized shares of common stock from 150,000,000 to 200,000,000 as follows:

For:	68,592,331
Against	7,732,034
Abstain	1,026,838
Broker Non-Votes	0

At the 2017 Annual Meeting, shareholders voted to approve, on an advisory basis, the compensation paid to the our named executive officers, as described in our proxy statement (the “say-on-pay vote”) as follows:

For:	47,235,331
Against	1,653,948
Abstain	237,281
Broker Non-Votes	28,224,643

At the 2017 Annual Meeting, shareholders voted, on an advisory basis, on the frequency of future “say-on-pay” votes (“say-on-frequency vote”) as follows:

One year	46,894,491
Two years	306,899
Three years	1,771,967
Abstain	153,203

At the 2017 Annual Meeting, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 as follows:

For:	76,458,271
Against	284,814
Abstain	608,118
Broker Non-Votes	0

After taking into consideration the results of the “say-on-frequency vote” at the 2017 Annual Meeting, our Board of Directors has determined to include “say-on-pay” votes in the Company’s proxy materials on an annual basis until the next required “say-on-frequency” vote by shareholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d): The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

10.1	2016 Employee, Director and Consultant Equity Incentive Plan, as amended through June 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: June 16, 2017	/s/ David B. Johnston
David B. Johnston
Executive Vice President and Chief Financial Officer